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                                                                   Exhibit 10.53



                            Translation from Russian

                                     LICENSE
                     FOR THE RIGHT TO USE MINERAL RESOURCES


          HAB                        01426                       BP
         series                      number                     type


Issued to: Closed Joint-Stock Company "Tas-Yurjah" Mining Company - L. Tolstoy Street, 8, Khabarovsk

in the person of:  General Director V.A. Kravtsov

Goals and types of operations: geological study of ore gold on the N-E flank of Kurun-Uyah ore district

The claim is located:  in the Ayan-Maya Region of the Khabarovsk Territory

A description of the borders of the claim, the coordinates of the corner points, copies of topological plans, sections and so on are attached as attachment number: 1

The claim has the status of:  a geological allotment

Expiry date of the license:  December 31, 2004


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The following documents form an integral part of the license:

1. Resolution of the Committee of Natural Resources to issue the license, 1 sheet

2.   Conditions of the use of mineral resources, 2 sheets

3.   Conditions of geological information transfer, 1 sheet

4. Approval of the State Environmental Committee of the Khabarovsk Territory, 1 sheet

Authorized representative                   "Approved"
of the Ministry of Natural Resources        Director of Department of Natural
of Russian Federation                       Resources and Resources mining
Chairman of the Committee on                Industry of the Administration
Natural Resources of the                    of the Territory
Khabarovsk Territory                        G. Pocherevin
V. Troyan

                                            /s/ G. Pocherevin [SEAL]
/s/ V. Troyan     [SEAL]                    Date:    June 2, 2000
Date: May 31, 2000

                               Head of the enterprise
                               securing a license
                               V. Kravtsov

                               /s/ V. Kravtsov [seal]
                               Date: May 25, 2000




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THE PIONEER GROUP, INC.

60 State Street
Boston, MA 02109-1820
617-742-7825

[PIONEER LOGO]


     The undersigned hereby certifies that the translation of License No. HAB 01426 BP for the Right to Use Mineral Resources dated as of June 2, 2000 issued by the Committee on Natural Resources of the Khabarovsk Territory to Closed Joint-Stock Company "Tas-Yurjah" Mining Company to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: June 13, 2000

                                   /s/ Catherine Mannick
                                   ---------------------------------------------
                                   Name:  Catherine Mannick
                                   Title: Vice President and Assistant General
                                          Counsel, The Pioneer Group, Inc.